Exhibit 13.2

Certification by Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Primega Group Holdings Limited (the “Company”) on Form 20-F for the year ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Man Wing Pong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2024

By:	/s/ Man Wing Pong
Name:	Man Wing Pong
Title:	Chief Financial Officer